INVENTORY, NET - Carrying Amount of Inventories (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Current
Raw materials and consumables	$ 605,000,000	$ 138,000,000
Fuel products	490,000,000	612,000,000
Work in progress	258,000,000	94,000,000
RTFO certificates	95,000,000	193,000,000
Finished goods and other	114,000,000	31,000,000
Carrying amount of inventories	1,562,000,000	1,068,000,000
RTFO certificates held for trading and recorded at fair value	$ 0	$ 60,000,000